Combining Capabilities …
Expanding Services…
Enhancing Success
Baker/RBF Transaction Overview
Presented by
Brad Mallory, President & CEO, Michael Baker Corporation
Mike Zugay, EVP & CFO, Michael Baker Corporation
Exhibit 99.1

Safe Harbor
Note with respect to Forward-Looking Statements:
This presentation
contains forward-looking statements concerning our future operations and performance. Forward-looking statements are subject to market, operating and economic risks and uncertainties that may cause our actual results in future periods to be materially different from any future performance suggested herein.
Factors that may cause such differences include, among others: the events described in the “Risk Factors” section of our 2010 Form 10-K; increased competition; increased costs; changes in general market conditions; changes in industry trends; changes in the regulatory environment; changes in our relationship and/or contracts with the Federal Emergency Management Agency
(“FEMA”); changes in anticipated levels of government spending on infrastructure, including the Safe, Accountable, Flexible, Efficient Transportation
Equity Act-A Legacy for Users (“SAFETEA-LU”); changes in loan relationships or sources of financing; changes in management; changes in information systems; and divestitures and acquisitions. Such forward-looking statements are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation
Reform Act of 1995.

Baker & RBF: At a Glance
Effective October 1, 2011
Ideal Fit with Baker’s Growth Strategy
Culture
Strategic – Geographic and
Services/Capabilities
Creates a National Planning, Design and
Construction Services firm

RBF Business Profile
Founded in 1944
Headquartered in Irvine, CA
2010 Revenues approx. $103 mil.
Over $90 mil. Backlog at 8/31/11
Approx. 540 Employees
17 Locations in CA, NV and AZ

Practice Areas
Land Development
Planning
Public Works
Survey
Water Resources
Surface Water
Construction Management

Surface Water /
Watershed Mgmt
9%
Environmental
(Planning, Environmental
Documentation, Urban Design
and Natural Resources)
15%
Transportation
31%
Water /
Wastewater
22%
Urban Development
(Private and
Government)
20%
62%
Infrastructure
Energy
3%
2010 RBF Revenues by Sector
(Dollars in millions)

Market Comparison

Primary Markets BAKER RBF
Architecture X
Aviation X
Defense X X
Environmental X X
Geospatial X X
Homeland Security X
Municipal & Civil X X
Oil & Gas X X
Rail & Transit X X
Telecom & Utilities X X
Transportation X X
Water X X

ENR Rankings Comparison
ENR Category (2011) BAKER RBF Combined
(1)
Top 500 Design #31 #104 #26
Top 100 “Pure Designers” #14 #72 #10
Top 50 Transportation #11 Not Ranked #10
Top 50 Water Supply #15 #35 #12
Top 50 Sewerage and Solid
Waste
Not Ranked #47 #32

(1) Combined rankings estimated based on data published in 2011 Engineering New Record (ENR) Top 500 Design Firms and Top Design Firms Sourcebook.

Baker

RBF CONSULTING
A Baker Company

RBF
CONSULTING
A Baker Company
THE LPA GROUP
TRANSPORTATION CONSULTANTS
A Unit of Michael Baker Corporation

Combined National Footprint RBF Consulting Location Legacy Baker Location LPA Group Location 7

Contribution to Baker’s Strategic Intent
Be a strongly profitable…
RBF’s Profit Margins are similar to Baker’s
ENR Top 20 firm in design…
Combined Baker/RBF Ranking    #26
and construction management by 2014…
RBF would contribute additional revenue towards Program
Management/Construction Management
through organic growth and acquisitions…
Fulfills another significant piece of our acquisition strategy employing client-focused teams to deliver innovative and sustainable planning, design, and management solutions…
RBF believes “Quality service is the rule and the client comes first”
throughout the United States and in targeted international markets.
RBF positions Baker strongly on the West Coast and provides additional capabilities to pursue select International projects

Strategic Advantages

Adds a West Coast platform for Baker’s services
Adds world class Water Resources and Treatment
Capabilities, including Desalination expertise
Positions Baker to capitalize on an upturn in the
Land Development and Urban Development Markets
Adds further diversification to Baker’s mix of clients
and end markets, particularly in the Private Sector
Positions Baker to further expand its Defense
services to the U.S. Navy

Leveraging the Combined Organization
will Accelerate Growth
Expands and Enhances
Technical Expertise and
Experience
Provide a Larger, More Stable
Platform for Risk Management
Take-on Larger, More Complex
Challenges
Penetrate New Clients with
Existing Skills

Realizing the
Potential Value
of the Combined
Organization

Baker

RBF CONSULTING
A Baker Company

Transaction Structure	
Consideration Paid	
Financing

Financial Highlights

A purchase of 100% of the stock of RBF Consulting.
$50 million in total, $45.7 million paid in cash and $4.3
million in BKR Common Stock (203,218 shares @ $21.01
average price per share).  $44 million was paid at closing
and $6 million, including all BKR Common Stock, was
retained in escrow.
Existing cash funds of MBC were used to complete the
purchase and no debt was assumed or created for the
deal.

Baker

RBF CONSULTING
A Baker Company

Post-Closing Purchase Price Adjustment

Revenues and Profits

Transaction Multiple

Financial Aspects

*EBITDA was adjusted for unusual and non-recurring items, but excluded expected cost & revenue synergies.
The price will be increased or decreased based upon a
Net Working Capital Target of $7.5 million as of closing
date.
RBF’s 2011 full year projections are $102.9 million in
gross revenues and approximately $6.2 million in
normalized operating profit.
Based on 2011 and 2012 projections, the transaction
multiple approximates 5.9x adjusted EBIDTA* for
both periods.

Baker

RBF CONSULTING
A Baker Company

Impact on Earnings

Conclusion

Financial Aspects

Projected to be highly accretive to 2012 earnings
(approximately $0.50 to $0.60 per share, after taxes)
excluding amortization of purchased intangibles (Non-
GAAP).
Projected to be slightly accretive to 2012 earnings
(approximately $0.03 per share, after taxes) including
amortization of purchased intangibles (GAAP).
Accretion estimates included expected cost saving
synergies but do not include anticipated cross-selling
opportunities.
BKR continues to maintain a strong liquidity profile after
the transaction to continue its growth strategy.

Combining Capabilities …
Expanding Services…
Enhancing Success
Baker/RBF Transaction Overview
Presented by
Brad Mallory, President & CEO, Michael Baker Corporation
Mike Zugay, EVP & CFO, Michael Baker Corporation